Exhibit 4.3

ELI LILLY AND COMPANY

Officers’ Certificate Pursuant to

Section 3.01 of the Indenture

, 2024

The undersigned, Gordon Brooks, Interim Chief Financial Officer, Group Vice President, Controller and Corporate Strategy of Eli Lilly and Company, an Indiana corporation (the “Company”), and Christopher Anderson, Assistant Vice President, Leader of Corporate Securities and Assistant Secretary of the Company, pursuant to Section 3.01 of the Indenture, dated as of February 1, 1991 (the “Indenture”), between the Company and Deutsche Bank Trust Company Americas (as successor to Citibank, N.A.), as trustee (the “Trustee”), as authorized by resolutions of the Board of Directors of the Company, dated February 20, 2024, and minutes of the Risk Management Committee of the Company at its meeting on August 5, 2024 (collectively, the “Board Resolutions”), do hereby certify as follows:

(i) There are hereby established five series of debt securities to be issued under the Indenture. The title of such series of the debt securities shall be (i) the “4.150% Notes due 2027” (the “2027 Notes”), (ii) the “4.200% Notes due 2029” (the “2029 Notes”), (iii) the “4.600% Notes due 2034” (the “2034 Notes”), (iv) the “5.050% Notes due 2054” (the “2054 Notes”) and the 5.200% Notes due 2064 (the “2064 Notes” and, collectively with the 2027 Notes, the 2029 Notes, the 2034 Notes and the 2054 Notes, the “Notes”).

(ii) The five series of Notes shall be in the forms, and shall have the terms, set forth as Annex A-1, Annex A-2, Annex A-3, Annex A-4 and Annex A-5, respectively, attached hereto. The Notes shall be issued in the form of Registered Securities and shall not be issued in the form of Bearer Securities.

(iii) The initial limit upon the aggregate principal amount of the Notes that may be authenticated and delivered under the Indenture (except for Notes authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 3.04, 3.05, 3.06, 4.03 or 10.04 of the Indenture) is (i) Seven Hundred and Fifty Million Dollars ($750,000,000) with respect to the 2027 Notes, (ii) One Billion Dollars ($1,000,000,000) with respect to the 2029 Notes, (iii) One Billion Two Hundred and Fifty Million Dollars ($1,250,000,000) with respect to the 2034 Notes, (iv) One Billion Two Hundred and Fifty Million Dollars ($1,250,000,000) with respect to the 2054 Notes and (v) Seven Hundred and Fifty Million Dollars ($750,000,000) with respect to the 2064 Notes; provided, however, that, without the consent of the Holders of any Securities, the Company may at any time issue additional Securities having the same terms as the Notes of a particular series other than the date of original issuance and the first Interest Payment Date applicable to such additional Securities. Any such additional Securities shall constitute a single series of Securities with the applicable series of Notes under the Indenture.

(iv) The principal amount of the 2027 Notes shall be payable on August 14, 2027, the principal amount of the 2029 Notes shall be payable on August 14, 2029, the principal amount of the 2034 Notes shall be payable on August 14, 2034, the principal amount of the 2054 Notes shall be payable on August 14, 2054 and the principal amount of the 2064 Notes shall be payable on August 14, 2064, in each case, unless redeemed prior to such time in accordance with clause (xi) below.

(v) The 2027 Notes shall bear interest at the rate of 4.150% per annum, the 2029 Notes shall bear interest at the rate of 4.200% per annum, the 2034 Notes shall bear interest at the rate of 4.600% per annum, the 2054 Notes shall bear interest at the rate of 5.050% per annum and the 2064 Notes shall bear interest at the rate of 5.200% per annum, in each case, from August 14, 2024. The Interest Payment Dates for each series of Notes shall be February 14 and August 14 of each year, commencing on February 14, 2025.

(vi) Interest shall be payable to the person in whose name a Note (or any Predecessor Security) is registered at the close of business on the Regular Record Date immediately preceding the applicable Interest Payment Date (or, in the case of Defaulted Interest, in the manner provided in Section 3.07 in the Indenture). The “Regular Record Date” for each series of Notes shall be February 1 and August 1 (whether or not a Business Day (as defined in each series of Notes)).

(vii) The Notes shall be denominated, and amounts due thereon shall be payable, solely in Dollars.

(viii) The Company shall at all times maintain a Place of Payment for the Notes in the Borough of Manhattan, the City of New York. The Company initially appoints Deutsche Bank Trust Company Americas, with a corporate trust office at 1 Columbus Circle, 17th Floor, New York, New York 10019, for such purpose.

(ix) The Trustee is hereby appointed as the initial Paying Agent and the initial Security Registrar with respect to each series of Notes.

(x) The Notes shall not be subject to any sinking fund or analogous provisions, and no Holder of the Notes shall have any right to cause the Company to redeem any Notes at the option of the Holder.

(xi) Each series of Notes shall be redeemable, in whole or in part, at the option of the Company at any time at the redemption prices determined in accordance with, and upon the terms and the conditions set forth in, the applicable series of Notes and the Indenture.

(xii) The Notes shall be issuable in the form of Global Securities registered in the name of The Depository Trust Company, as Depositary, or its nominee. The Global Securities representing the Notes may be exchanged for definitive Notes only in the circumstances set forth in the seventh or eighth paragraphs of Section 3.05 of the Indenture and in accordance with Section 3.05 of the Indenture.

(xiii) The Notes shall be issued in minimum denominations of two thousand Dollars ($2,000) and any integral multiples of one thousand Dollars ($1,000) in excess thereof.

(xiv) Section 12.02 of the Indenture shall be applicable to the Notes.

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(xv) The Notes shall rank equally and pari passu with all other unsecured and unsubordinated indebtedness of the Company.

(xvi) The Company shall not pay any additional amounts on the Notes to any Person, including any Holder who is not a United States Person, in respect of any tax, assessment or governmental charge withheld or deducted.

(xvii) For purposes of the Notes, the following terms shall have the meanings set forth below:

(1) “Discharged” means that the Company will be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities of the series as to which Section 12.02 of the Indenture is specified as applicable and to have satisfied all the obligations under the Indenture relating to the Securities of such series (and the Trustee, at the expense of the Company, will execute proper instruments acknowledging the same), except (A) the rights of Holders thereof to receive, from the trust fund described in Section 12.02(q)(1) of the Indenture, payment of the principal of and the interest, if any, on such Securities when such payments are due, (B) the Company’s obligations with respect to such Securities under Sections 3.05 and 3.06 (insofar as applicable to Securities of such series), 12.02 and 5.02 of the Indenture and the Company’s obligations to the Trustee under Section 7.05 of the Indenture, (C) the rights of Holders of Securities of any series with respect to the currency or currency units in which they are to receive payments of principal, premium, if any, and, interest and (D) the rights, powers, trusts, duties and immunities of the Trustee hereunder, will survive such discharge. The Company will reimburse the trust fund for any loss suffered by it as a result of any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or Foreign Government Securities, as the case may be, or any principal or interest paid on such obligations, and, subject to the provisions of Section 7.05 of the Indenture, will indemnify the Trustee against any claims made against the Trustee in connection with any such loss.

(2) “Interest Payment Date,” when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

(3) “Special Record Date” for the payment of any Defaulted Interest on the Registered Security of any series means a date fixed by the Trustee pursuant to Section 3.07 of the Indenture.

(xviii) Each of the undersigned has read and understands the provisions of the Indenture setting forth the covenants and conditions relating to the authentication and delivery by the Trustee of the Notes, and in respect of compliance with which this certificate is being delivered, and all definitions in the Indenture relating thereto.

(xix) Each of the undersigned has examined the Board Resolutions adopted as of or prior to the date hereof relating to the issuance, execution, authentication, delivery and dating of the Notes, and such agreements, certificates of public officials, certificates of officers or other representatives of the Company and such other documents, certificates and corporate or other records as he or she has deemed necessary or appropriate as a basis for the opinion hereinafter expressed.

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(xx) The examinations or investigations described in paragraphs (xviii) and (xix) are sufficient to enable each of the undersigned to express an informed opinion as to whether or not the conditions precedent referred to above have been complied with in accordance with the terms of the Indenture.

(xxi) In the opinion of each of the undersigned, all covenants and conditions precedent to the issuance by the Company and the authentication and delivery by the Trustee of the Notes, as requested in the order, dated as of the date hereof, pursuant to which the Company has requested that the Trustee authenticate and deliver the Notes, have been complied with in accordance with the terms of the Indenture.

Capitalized terms used herein without definition shall have the respective meanings ascribed to such terms in the Indenture.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have hereunto set their hands on the date first set forth above.

ELI LILLY AND COMPANY

By:
Name: Gordon Brooks
Title: Interim Chief Financial Officer, Group Vice President, Controller and Corporate Strategy

By:
Name: Christopher Anderson
Title: Assistant Vice President, Leader of Corporate Securities and Assistant Secretary

[Signature Page to Officer’s Certificate Pursuant to the Indenture]

ANNEX A-1

FORM OF 4.150% NOTE DUE 2027

ELI LILLY AND COMPANY

Form of 4.150% Note due 2027

Certificate No. [*]	CUSIP No. 532457 CP1

Registered Global Security	ISIN No. US532457CP17

UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF [*] OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO [*], ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, [*], HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC, OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC, OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

ELI LILLY AND COMPANY, an Indiana corporation (the “Company,” which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to [*], or its registered assigns, the principal amount of [*] Dollars ($[*]) on August 14, 2027 (the “Stated Maturity Date”), unless redeemed on any Redemption Date (as defined on the reverse hereof) (the Stated Maturity Date or any Redemption Date is referred to herein as the “Maturity Date” with respect to the principal amount repayable on such date), upon surrender of this Note at the office or agency of the Company for such payment in the City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on the outstanding principal amount until the Maturity Date at the rate of 4.150% per annum, in like coin or currency, semi-annually on February 14 and August 14 of each year, commencing on February 14, 2025, until the date on which payment of said principal amount has been made or duly provided for; provided, however, that if this Note is in the form of a Global Security, then payments of principal of or premium, if any, or interest on this Note may be made at the Company’s option by wire transfer of immediately available funds to the account specified by the Depositary for this Note; provided further, that if this Note is not in the form of a Global Security, then payments of principal of and premium, if any, and interest on this Note may be made at the Company’s option by check mailed to the address of the person entitled thereto as such address shall appear in the records of the Security Registrar. Interest on this Note shall accrue on the outstanding principal amount thereof from, and including, the most recent Interest Payment Date to which interest has been paid or provided for or, if no interest has been paid or duly provided for, from, and including, August 14, 2024, in each case to, but excluding, the applicable Interest Payment Date or the Maturity Date, as the case may be. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The interest payable on any Interest Payment Date shall be payable to the person in whose name this Note is registered at the close of business on the February 1 and August 1 (whether or not a Business Day) immediately preceding such Interest Payment Date, except as otherwise provided in the Indenture.

If the Maturity Date or any Interest Payment Date falls on a day that is not a Business Day, principal, premium, if any, and interest, if any, payable with respect to the Maturity Date or such Interest Payment Date, as the case may be, shall be paid on the next succeeding Business Day with the same force and effect as if made on the Maturity Date or such Interest Payment Date, as the case may be, and no additional interest shall accrue on the amount so payable for the period from and after the Maturity Date or such Interest Payment Date, as the case may be, to the next succeeding Business Day. As used herein, “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in the City of New York.

This Note is issued pursuant to, and shall be governed by, that certain Indenture (the “Indenture”), dated as of February 1, 1991, between the Company and Deutsche Bank Trust Company Americas (as successor to Citibank, N.A.), as trustee (the “Trustee”). Capitalized terms used in this Note without definition shall have the respective meanings ascribed to them in the Indenture.

The provisions of this Note are continued on the reverse hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by the manual signature of one of its authorized officers, this Note shall not be entitled to the benefit under the Indenture or be valid or obligatory for any purpose.

[This Space Intentionally Left Blank]

In witness whereof, Eli Lilly and Company has caused this instrument to be duly signed.

ELI LILLY AND COMPANY

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Global Note]

This is one of the Securities of the series designated therein issued under the within-mentioned Indenture.

Dated: August  , 2024

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Officer

By:
Authorized Officer

[Signature Page to Global Note]

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of a series of debt securities (the “Securities”) of the Company, designated as its 4.150% Notes due 2027 (the “Notes”). The Securities, including the Notes, are all issued or to be issued under and pursuant to the Indenture, to which Indenture, and all Board Resolutions and Officers’ Certificates as provided therein, reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes are initially limited to seven hundred and fifty million Dollars ($750,000,000) in aggregate principal amount; provided, however, that the Company may at any time issue additional Securities under the Indenture in unlimited amounts having the same terms as the Notes other than the date of original issuance and the first Interest Payment Date applicable thereto, and such Securities shall be treated as a single series with the Notes for all purposes under the Indenture.

This Note shall constitute part of the Company’s unsecured and unsubordinated obligations and shall rank equally in right of payment with all of the Company’s other existing and future unsecured and unsubordinated indebtedness. This Note shall be issuable in fully registered form only, in minimum denominations of two thousand Dollars ($2,000) and any integral multiples of one thousand Dollars ($1,000) in excess of that amount.

In case an Event of Default shall have occurred and be continuing with respect to this Note, the principal hereof may be declared due and payable, and upon such declaration shall become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture. The Indenture permits the Holders of at least a majority in aggregate principal amount of the Notes at the time outstanding to, on behalf of the Holders of all of the Notes and in the manner and subject to the provisions of the Indenture, waive certain past defaults and rescind and annul such past declarations and their consequences under the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with consent of the Holders of not less than a majority of the aggregate principal amount of the Notes at the time outstanding, evidenced as provided in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture with respect to the Notes or of modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity, or the earlier optional date of maturity, if any, of any Note, or reduce the principal amount thereof or the premium thereon, if any, or reduce the rate or extend the time of payment of interest, if any, thereon or make the principal thereof or premium, if any, or interest, if any, thereon payable in any currency other than as provided pursuant to the Indenture or this Note, without the consent of the Holders of each Note so affected; or (ii) reduce the aforesaid percentage of the Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of all Notes then outstanding.

The Notes shall not be entitled to the benefit of any mandatory redemption, sinking fund or analogous provisions.

Upon such notice as specified below and in accordance with the Indenture and the terms of this Note, the Notes are subject to redemption at the election of the Company, in whole or in part, at any time and from time to time, on a date fixed for redemption (a “Redemption Date”) prior to the Par Call Date and at a “redemption price” (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the Redemption Date (assuming the Notes to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 7 basis points, less (b) interest accrued to the Redemption Date, and

(2) 100% of the principal amount of the Notes to be redeemed on such Redemption Date,

plus, in each case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

In addition, on or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

“Par Call Date” means July 14, 2027.

“Treasury Rate” means, with respect to any Redemption Date prior to the Par Call Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third business day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on each Interest Payment Date falling on or prior to a Redemption Date shall be payable on such Interest Payment Date to the Holder(s) as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date.

Notice of any redemption will be mailed (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed. Each notice of redemption shall (i) specify the Redemption Date and the redemption price at which the Notes are to be redeemed, (ii) state the applicable conditions precedent to such redemption, if any, as described below, and (iii) state that payment of the redemption price of the Notes to be redeemed, together with interest accrued thereon to the Redemption Date (except that if such Redemption Date is an Interest Payment Date, such interest due on such date shall be payable to the Holder on the Regular Record Date for such Interest Payment Date), shall be made at the office or agency to be maintained by the Company in accordance with Section 5.02 of the Indenture (or, if desired by the Company, at the principal office of the Trustee) upon presentation and surrender of such Notes and that from and after said date any interest thereon shall cease to accrue.

Any notice of redemption may, at the Company’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption shall describe each such condition and, if applicable, shall state that, at the Company’s discretion, the Redemption Date may be delayed until such time (including more than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied (or waived by the Company in its sole discretion), or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the Redemption Date, or by the Redemption Date so delayed. If any such redemption has been rescinded or delayed, the Company shall provide written notice to the Trustee prior to the close of business two Business Days prior to the Redemption Date and shall deliver a written request to the Trustee to promptly provide such notice to each Holder, and, upon receipt, the Trustee shall provide such notice to each Holder. Subject to any delay in the Redemption Date or rescission of the notice of redemption as described above, once notice of redemption is mailed, the Notes called for redemption shall become due and payable on the applicable Redemption Date at the applicable redemption price.

If fewer than all of the Notes are to be redeemed, selection of the Notes to be redeemed shall be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less shall be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note shall state the portion of the principal amount of the Note to be redeemed. Except in the case of Global Securities, a new Note in a principal amount equal to the unredeemed portion of the Note shall be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. Notwithstanding the foregoing, for so long as the Notes are held by the Depositary, the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary. Before any Redemption Date, the Company shall deposit with a Paying Agent (or the Trustee) money sufficient to pay the redemption price of the Notes to be redeemed on such date.

Unless the Company defaults in payment of the redemption price therefor, on and after the Redemption Date, interest shall cease to accrue on the Notes or any portions of the Notes called for redemption. The Notes are subject to the defeasance provisions set forth in Section 12.02 of the Indenture.

The Company shall not pay any additional amounts on any of the Notes to any person, including any Holder who is not a United States person in respect of any tax, assessment or governmental charge withheld or deducted.

No reference herein to the Indenture and no provision of this Note or of the Indenture or of any Board Resolution shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the times and places and at the rate and in the coin and currency herein prescribed.

This Note is transferable by the Holder hereof in person or by his or her attorney duly authorized in writing on the books of the Company at the office or agency to be maintained by the Company for that purpose in the City of New York, but only in the manner, subject to the limitations and upon payment of any tax or governmental charge for which the Company may require reimbursement as provided in the Indenture, and upon surrender and cancellation of this Note. Upon any registration of transfer, a new registered Note or Notes, of authorized denomination or authorized denominations and like tenor and terms, and in the same aggregate principal amount, shall be issued to the transferee in exchange therefor.

The Company, the Trustee, any Paying Agent and any Security Registrar may deem and treat the Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notations of ownership or other writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon as herein provided and for all other purposes, and none of the Company, the Trustee, any Paying Agent or any Security Registrar shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or premium, if any, or interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any supplemental indenture thereto or any Board Resolution, against any Person other than the Company or against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or any other Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance of this Note, expressly waived and released.

This Note shall be governed by and construed in accordance with the laws of the State of New York.

ANNEX A-2

FORM OF 4.200% NOTE DUE 2029

ELI LILLY AND COMPANY

Form of 4.200% Note due 2029

Certificate No. [*]	CUSIP No. 532457 CQ9

Registered Global Security	ISIN No. US532457CQ99

UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF [*] OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO [*], ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, [*], HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC, OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC, OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

ELI LILLY AND COMPANY, an Indiana corporation (the “Company,” which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to [*], or its registered assigns, the principal amount of [*] Dollars ($[*]) on August 14, 2029 (the “Stated Maturity Date”), unless redeemed on any Redemption Date (as defined on the reverse hereof) (the Stated Maturity Date or any Redemption Date is referred to herein as the “Maturity Date” with respect to the principal amount repayable on such date), upon surrender of this Note at the office or agency of the Company for such payment in the City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on the outstanding principal amount until the Maturity Date at the rate of 4.200% per annum, in like coin or currency, semi-annually on February 14 and August 14 of each year, commencing on February 14, 2025, until the date on which payment of said principal amount has been made or duly provided for; provided, however, that if this Note is in the form of a Global Security, then payments of principal of or premium, if any, or interest on this Note may be made at the Company’s option by wire transfer of immediately available funds to the account specified by the Depositary for this Note; provided further, that if this Note is not in the form of a Global Security, then payments of principal of and premium, if any, and interest on this Note may be made at the Company’s option by check mailed to the address of the person entitled thereto as such address shall appear in the records of the Security Registrar. Interest on this Note shall accrue on the outstanding principal amount thereof from, and including, the most recent Interest Payment Date to which interest has been paid or provided for or, if no interest has been paid or duly provided for, from, and including, August 14, 2024, in each case to, but excluding, the applicable Interest Payment Date or the Maturity Date, as the case may be. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The interest payable on any Interest Payment Date shall be payable to the person in whose name this Note is registered at the close of business on the February 1 and August 1 (whether or not a Business Day) immediately preceding such Interest Payment Date, except as otherwise provided in the Indenture.

If the Maturity Date or any Interest Payment Date falls on a day that is not a Business Day, principal, premium, if any, and interest, if any, payable with respect to the Maturity Date or such Interest Payment Date, as the case may be, shall be paid on the next succeeding Business Day with the same force and effect as if made on the Maturity Date or such Interest Payment Date, as the case may be, and no additional interest shall accrue on the amount so payable for the period from and after the Maturity Date or such Interest Payment Date, as the case may be, to the next succeeding Business Day. As used herein, “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in the City of New York.

This Note is issued pursuant to, and shall be governed by, that certain Indenture (the “Indenture”), dated as of February 1, 1991, between the Company and Deutsche Bank Trust Company Americas (as successor to Citibank, N.A.), as trustee (the “Trustee”). Capitalized terms used in this Note without definition shall have the respective meanings ascribed to them in the Indenture.

The provisions of this Note are continued on the reverse hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by the manual signature of one of its authorized officers, this Note shall not be entitled to the benefit under the Indenture or be valid or obligatory for any purpose.

[This Space Intentionally Left Blank]

In witness whereof, Eli Lilly and Company has caused this instrument to be duly signed.

ELI LILLY AND COMPANY

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Global Note]

This is one of the Securities of the series designated therein issued under the within-mentioned Indenture.

Dated: August  , 2024

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Officer

By:
Authorized Officer

[Signature Page to Global Note]

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of a series of debt securities (the “Securities”) of the Company, designated as its 4.200% Notes due 2029 (the “Notes”). The Securities, including the Notes, are all issued or to be issued under and pursuant to the Indenture, to which Indenture, and all Board Resolutions and Officers’ Certificates as provided therein, reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes are initially limited to one billion Dollars ($1,000,000,000) in aggregate principal amount; provided, however, that the Company may at any time issue additional Securities under the Indenture in unlimited amounts having the same terms as the Notes other than the date of original issuance and the first Interest Payment Date applicable thereto, and such Securities shall be treated as a single series with the Notes for all purposes under the Indenture.

This Note shall constitute part of the Company’s unsecured and unsubordinated obligations and shall rank equally in right of payment with all of the Company’s other existing and future unsecured and unsubordinated indebtedness. This Note shall be issuable in fully registered form only, in minimum denominations of two thousand Dollars ($2,000) and any integral multiples of one thousand Dollars ($1,000) in excess of that amount.

In case an Event of Default shall have occurred and be continuing with respect to this Note, the principal hereof may be declared due and payable, and upon such declaration shall become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture. The Indenture permits the Holders of at least a majority in aggregate principal amount of the Notes at the time outstanding to, on behalf of the Holders of all of the Notes and in the manner and subject to the provisions of the Indenture, waive certain past defaults and rescind and annul such past declarations and their consequences under the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with consent of the Holders of not less than a majority of the aggregate principal amount of the Notes at the time outstanding, evidenced as provided in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture with respect to the Notes or of modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity, or the earlier optional date of maturity, if any, of any Note, or reduce the principal amount thereof or the premium thereon, if any, or reduce the rate or extend the time of payment of interest, if any, thereon or make the principal thereof or premium, if any, or interest, if any, thereon payable in any currency other than as provided pursuant to the Indenture or this Note, without the consent of the Holders of each Note so affected; or (ii) reduce the aforesaid percentage of the Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of all Notes then outstanding.

The Notes shall not be entitled to the benefit of any mandatory redemption, sinking fund or analogous provisions.

Upon such notice as specified below and in accordance with the Indenture and the terms of this Note, the Notes are subject to redemption at the election of the Company, in whole or in part, at any time and from time to time, on a date fixed for redemption (a “Redemption Date”) prior to the Par Call Date and at a “redemption price” (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the Redemption Date (assuming the Notes to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 10 basis points, less (b) interest accrued to the Redemption Date, and

(2) 100% of the principal amount of the Notes to be redeemed on such Redemption Date,

plus, in each case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

In addition, on or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

“Par Call Date” means July 14, 2029.

“Treasury Rate” means, with respect to any Redemption Date prior to the Par Call Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

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If on the third business day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on each Interest Payment Date falling on or prior to a Redemption Date shall be payable on such Interest Payment Date to the Holder(s) as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date.

Notice of any redemption will be mailed (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed. Each notice of redemption shall (i) specify the Redemption Date and the redemption price at which the Notes are to be redeemed, (ii) state the applicable conditions precedent to such redemption, if any, as described below, and (iii) state that payment of the redemption price of the Notes to be redeemed, together with interest accrued thereon to the Redemption Date (except that if such Redemption Date is an Interest Payment Date, such interest due on such date shall be payable to the Holder on the Regular Record Date for such Interest Payment Date), shall be made at the office or agency to be maintained by the Company in accordance with Section 5.02 of the Indenture (or, if desired by the Company, at the principal office of the Trustee) upon presentation and surrender of such Notes and that from and after said date any interest thereon shall cease to accrue.

Any notice of redemption may, at the Company’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption shall describe each such condition and, if applicable, shall state that, at the Company’s discretion, the Redemption Date may be delayed until such time (including more

23

than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied (or waived by the Company in its sole discretion), or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the Redemption Date, or by the Redemption Date so delayed. If any such redemption has been rescinded or delayed, the Company shall provide written notice to the Trustee prior to the close of business two Business Days prior to the Redemption Date and shall deliver a written request to the Trustee to promptly provide such notice to each Holder, and, upon receipt, the Trustee shall provide such notice to each Holder. Subject to any delay in the Redemption Date or rescission of the notice of redemption as described above, once notice of redemption is mailed, the Notes called for redemption shall become due and payable on the applicable Redemption Date at the applicable redemption price.

If fewer than all of the Notes are to be redeemed, selection of the Notes to be redeemed shall be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less shall be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note shall state the portion of the principal amount of the Note to be redeemed. Except in the case of Global Securities, a new Note in a principal amount equal to the unredeemed portion of the Note shall be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. Notwithstanding the foregoing, for so long as the Notes are held by the Depositary, the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary. Before any Redemption Date, the Company shall deposit with a Paying Agent (or the Trustee) money sufficient to pay the redemption price of the Notes to be redeemed on such date.

Unless the Company defaults in payment of the redemption price therefor, on and after the Redemption Date, interest shall cease to accrue on the Notes or any portions of the Notes called for redemption. The Notes are subject to the defeasance provisions set forth in Section 12.02 of the Indenture.

The Company shall not pay any additional amounts on any of the Notes to any person, including any Holder who is not a United States person in respect of any tax, assessment or governmental charge withheld or deducted.

No reference herein to the Indenture and no provision of this Note or of the Indenture or of any Board Resolution shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the times and places and at the rate and in the coin and currency herein prescribed.

This Note is transferable by the Holder hereof in person or by his or her attorney duly authorized in writing on the books of the Company at the office or agency to be maintained by the Company for that purpose in the City of New York, but only in the manner, subject to the limitations and upon payment of any tax or governmental charge for which the Company may require reimbursement as provided in the Indenture, and upon surrender and cancellation of this Note. Upon any registration of transfer, a new registered Note or Notes, of authorized denomination or authorized denominations and like tenor and terms, and in the same aggregate principal amount, shall be issued to the transferee in exchange therefor.

24

The Company, the Trustee, any Paying Agent and any Security Registrar may deem and treat the Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notations of ownership or other writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon as herein provided and for all other purposes, and none of the Company, the Trustee, any Paying Agent or any Security Registrar shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or premium, if any, or interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any supplemental indenture thereto or any Board Resolution, against any Person other than the Company or against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or any other Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance of this Note, expressly waived and released.

This Note shall be governed by and construed in accordance with the laws of the State of New York.

25

ANNEX A-3

FORM OF 4.600% NOTE DUE 2034

ELI LILLY AND COMPANY

Form of 4.600% Note due 2034

Certificate No. [*]	CUSIP No. 532457 CR7

Registered Global Security	ISIN No. US532457CR72

UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF [*] OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO [*], ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, [*], HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC, OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC, OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

ELI LILLY AND COMPANY, an Indiana corporation (the “Company,” which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to [*], or its registered assigns, the principal amount of [*] Dollars ($[*]) on August 14, 2034 (the “Stated Maturity Date”), unless redeemed on any Redemption Date (as defined on the reverse hereof) (the Stated Maturity Date or any Redemption Date is referred to herein as the “Maturity Date” with respect to the principal amount repayable on such date), upon surrender of this Note at the office or agency of the Company for such payment in the City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on the outstanding principal amount until the Maturity Date at the rate of 4.600% per annum, in like coin or currency, semi-annually on February 14 and August 14 of each year, commencing on February 14, 2025, until the date on which payment of said principal amount has been made or duly provided for; provided, however, that if this Note is in the form of a Global Security, then payments of principal of or premium, if any, or interest on this Note may be made at the Company’s option by wire transfer of immediately available funds to the account specified by the Depositary for this Note; provided further, that if this Note is not in the form of a Global Security, then payments of principal of and premium, if any, and interest on this Note may be made at the Company’s option by check mailed to the address of the person entitled thereto as such address shall appear in the records of the Security Registrar. Interest on this Note shall accrue on the outstanding principal amount thereof from, and including, the most recent Interest Payment Date to which interest has been paid or provided for or, if no interest has been paid or duly provided for, from, and including, August 14, 2024, in each case to, but excluding, the applicable Interest Payment Date or the Maturity Date, as the case may be. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The interest payable on any Interest Payment Date shall be payable to the person in whose name this Note is registered at the close of business on the February 1 and August 1 (whether or not a Business Day) immediately preceding such Interest Payment Date, except as otherwise provided in the Indenture.

If the Maturity Date or any Interest Payment Date falls on a day that is not a Business Day, principal, premium, if any, and interest, if any, payable with respect to the Maturity Date or such Interest Payment Date, as the case may be, shall be paid on the next succeeding Business Day with the same force and effect as if made on the Maturity Date or such Interest Payment Date, as the case may be, and no additional interest shall accrue on the amount so payable for the period from and after the Maturity Date or such Interest Payment Date, as the case may be, to the next succeeding Business Day. As used herein, “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in the City of New York.

This Note is issued pursuant to, and shall be governed by, that certain Indenture (the “Indenture”), dated as of February 1, 1991, between the Company and Deutsche Bank Trust Company Americas (as successor to Citibank, N.A.), as trustee (the “Trustee”). Capitalized terms used in this Note without definition shall have the respective meanings ascribed to them in the Indenture.

The provisions of this Note are continued on the reverse hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by the manual signature of one of its authorized officers, this Note shall not be entitled to the benefit under the Indenture or be valid or obligatory for any purpose.

[This Space Intentionally Left Blank]

In witness whereof, Eli Lilly and Company has caused this instrument to be duly signed.

ELI LILLY AND COMPANY

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Global Note]

This is one of the Securities of the series designated therein issued under the within-mentioned Indenture.

Dated: August  , 2024

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Officer

By:
Authorized Officer

[Signature Page to Global Note]

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of a series of debt securities (the “Securities”) of the Company, designated as its 4.600% Notes due 2034 (the “Notes”). The Securities, including the Notes, are all issued or to be issued under and pursuant to the Indenture, to which Indenture, and all Board Resolutions and Officers’ Certificates as provided therein, reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes are initially limited to one billion two hundred and fifty million Dollars ($1,250,000,000) in aggregate principal amount; provided, however, that the Company may at any time issue additional Securities under the Indenture in unlimited amounts having the same terms as the Notes other than the date of original issuance and the first Interest Payment Date applicable thereto, and such Securities shall be treated as a single series with the Notes for all purposes under the Indenture.

This Note shall constitute part of the Company’s unsecured and unsubordinated obligations and shall rank equally in right of payment with all of the Company’s other existing and future unsecured and unsubordinated indebtedness. This Note shall be issuable in fully registered form only, in minimum denominations of two thousand Dollars ($2,000) and any integral multiples of one thousand Dollars ($1,000) in excess of that amount.

In case an Event of Default shall have occurred and be continuing with respect to this Note, the principal hereof may be declared due and payable, and upon such declaration shall become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture. The Indenture permits the Holders of at least a majority in aggregate principal amount of the Notes at the time outstanding to, on behalf of the Holders of all of the Notes and in the manner and subject to the provisions of the Indenture, waive certain past defaults and rescind and annul such past declarations and their consequences under the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with consent of the Holders of not less than a majority of the aggregate principal amount of the Notes at the time outstanding, evidenced as provided in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture with respect to the Notes or of modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity, or the earlier optional date of maturity, if any, of any Note, or reduce the principal amount thereof or the premium thereon, if any, or reduce the rate or extend the time of payment of interest, if any, thereon or make the principal thereof or premium, if any, or interest, if any, thereon payable in any currency other than as provided pursuant to the Indenture or this Note, without the consent of the Holders of each Note so affected; or (ii) reduce the aforesaid percentage of the Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of all Notes then outstanding.

The Notes shall not be entitled to the benefit of any mandatory redemption, sinking fund or analogous provisions.

Upon such notice as specified below and in accordance with the Indenture and the terms of this Note, the Notes are subject to redemption at the election of the Company, in whole or in part, at any time and from time to time, on a date fixed for redemption (a “Redemption Date”) prior to the Par Call Date and at a “redemption price” (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the Redemption Date (assuming the Notes to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 12 basis points, less (b) interest accrued to the Redemption Date, and

(2) 100% of the principal amount of the Notes to be redeemed on such Redemption Date,

plus, in each case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

In addition, on or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

“Par Call Date” means May 14, 2034.

“Treasury Rate” means, with respect to any Redemption Date prior to the Par Call Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third business day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on each Interest Payment Date falling on or prior to a Redemption Date shall be payable on such Interest Payment Date to the Holder(s) as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date.

Notice of any redemption will be mailed (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed. Each notice of redemption shall (i) specify the Redemption Date and the redemption price at which the Notes are to be redeemed, (ii) state the applicable conditions precedent to such redemption, if any, as described below, and (iii) state that payment of the redemption price of the Notes to be redeemed, together with interest accrued thereon to the Redemption Date (except that if such Redemption Date is an Interest Payment Date, such interest due on such date shall be payable to the Holder on the Regular Record Date for such Interest Payment Date), shall be made at the office or agency to be maintained by the Company in accordance with Section 5.02 of the Indenture (or, if desired by the Company, at the principal office of the Trustee) upon presentation and surrender of such Notes and that from and after said date any interest thereon shall cease to accrue.

Any notice of redemption may, at the Company’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption shall describe each such condition and, if applicable, shall state that, at the Company’s discretion, the Redemption Date may be delayed until such time (including more than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied (or waived by the Company in its sole discretion), or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the Redemption Date, or by the Redemption Date so delayed. If any such redemption has been rescinded or delayed, the Company shall provide written notice to the Trustee prior to the close of business two Business Days prior to the Redemption Date and shall deliver a written request to the Trustee to promptly provide such notice to each Holder, and, upon receipt, the Trustee shall provide such notice to each Holder. Subject to any delay in the Redemption Date or rescission of the notice of redemption as described above, once notice of redemption is mailed, the Notes called for redemption shall become due and payable on the applicable Redemption Date at the applicable redemption price.

If fewer than all of the Notes are to be redeemed, selection of the Notes to be redeemed shall be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less shall be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note shall state the portion of the principal amount of the Note to be redeemed. Except in the case of Global Securities, a new Note in a principal amount equal to the unredeemed portion of the Note shall be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. Notwithstanding the foregoing, for so long as the Notes are held by the Depositary, the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary. Before any Redemption Date, the Company shall deposit with a Paying Agent (or the Trustee) money sufficient to pay the redemption price of the Notes to be redeemed on such date.

Unless the Company defaults in payment of the redemption price therefor, on and after the Redemption Date, interest shall cease to accrue on the Notes or any portions of the Notes called for redemption. The Notes are subject to the defeasance provisions set forth in Section 12.02 of the Indenture.

The Company shall not pay any additional amounts on any of the Notes to any person, including any Holder who is not a United States person in respect of any tax, assessment or governmental charge withheld or deducted.

No reference herein to the Indenture and no provision of this Note or of the Indenture or of any Board Resolution shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the times and places and at the rate and in the coin and currency herein prescribed.

This Note is transferable by the Holder hereof in person or by his or her attorney duly authorized in writing on the books of the Company at the office or agency to be maintained by the Company for that purpose in the City of New York, but only in the manner, subject to the limitations and upon payment of any tax or governmental charge for which the Company may require reimbursement as provided in the Indenture, and upon surrender and cancellation of this Note. Upon any registration of transfer, a new registered Note or Notes, of authorized denomination or authorized denominations and like tenor and terms, and in the same aggregate principal amount, shall be issued to the transferee in exchange therefor.

The Company, the Trustee, any Paying Agent and any Security Registrar may deem and treat the Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notations of ownership or other writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon as herein provided and for all other purposes, and none of the Company, the Trustee, any Paying Agent or any Security Registrar shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or premium, if any, or interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any supplemental indenture thereto or any Board Resolution, against any Person other than the Company or against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or any other Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance of this Note, expressly waived and released.

This Note shall be governed by and construed in accordance with the laws of the State of New York.

ANNEX A-4

FORM OF 5.050% NOTE DUE 2054

ELI LILLY AND COMPANY

Form of 5.050% Note due 2054

Certificate No. [*]	CUSIP No. 532457 CS5

Registered Global Security	ISIN No. US532457CS55

UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF [*] OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO [*], ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, [*], HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC, OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC, OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

ELI LILLY AND COMPANY, an Indiana corporation (the “Company,” which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to [*], or its registered assigns, the principal amount of [*] Dollars ($[*]) on August 14, 2054 (the “Stated Maturity Date”), unless redeemed on any Redemption Date (as defined on the reverse hereof) (the Stated Maturity Date or any Redemption Date is referred to herein as the “Maturity Date” with respect to the principal amount repayable on such date), upon surrender of this Note at the office or agency of the Company for such payment in the City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on the outstanding principal amount until the Maturity Date at the rate of 5.050% per annum, in like coin or currency, semi-annually on February 14 and August 14 of each year, commencing on February 14, 2025, until the date on which payment of said principal amount has been made or duly provided for; provided, however, that if this Note is in the form of a Global Security, then payments of principal of or premium, if any, or interest on this Note may be made at the Company’s option by wire transfer of immediately available funds to the account specified by the Depositary for this Note; provided further, that if this Note is not in the form of a Global Security, then payments of principal of and premium, if any, and interest on this Note may be made at the Company’s option by check mailed to the address of the person entitled thereto as such address shall appear in the records of the Security Registrar. Interest on this Note shall accrue on the outstanding principal amount thereof from, and including, the most recent Interest Payment Date to which interest has been paid or provided for or, if no interest has been paid or duly provided for, from, and including, August 14, 2024, in each case to, but excluding, the applicable Interest Payment Date or the Maturity Date, as the case may be. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The interest payable on any Interest Payment Date shall be payable to the person in whose name this Note is registered at the close of business on the February 1 and August 1 (whether or not a Business Day) immediately preceding such Interest Payment Date, except as otherwise provided in the Indenture.

If the Maturity Date or any Interest Payment Date falls on a day that is not a Business Day, principal, premium, if any, and interest, if any, payable with respect to the Maturity Date or such Interest Payment Date, as the case may be, shall be paid on the next succeeding Business Day with the same force and effect as if made on the Maturity Date or such Interest Payment Date, as the case may be, and no additional interest shall accrue on the amount so payable for the period from and after the Maturity Date or such Interest Payment Date, as the case may be, to the next succeeding Business Day. As used herein, “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in the City of New York.

This Note is issued pursuant to, and shall be governed by, that certain Indenture (the “Indenture”), dated as of February 1, 1991, between the Company and Deutsche Bank Trust Company Americas (as successor to Citibank, N.A.), as trustee (the “Trustee”). Capitalized terms used in this Note without definition shall have the respective meanings ascribed to them in the Indenture.

The provisions of this Note are continued on the reverse hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by the manual signature of one of its authorized officers, this Note shall not be entitled to the benefit under the Indenture or be valid or obligatory for any purpose.

[This Space Intentionally Left Blank]

In witness whereof, Eli Lilly and Company has caused this instrument to be duly signed.

ELI LILLY AND COMPANY

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Global Note]

This is one of the Securities of the series designated therein issued under the within-mentioned Indenture.

Dated: August  , 2024

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Officer

By:
Authorized Officer

[Signature Page to Global Note]

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of a series of debt securities (the “Securities”) of the Company, designated as its 5.050% Notes due 2054 (the “Notes”). The Securities, including the Notes, are all issued or to be issued under and pursuant to the Indenture, to which Indenture, and all Board Resolutions and Officers’ Certificates as provided therein, reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes are initially limited to one billion two hundred and fifty million Dollars ($1,250,000,000) in aggregate principal amount; provided, however, that the Company may at any time issue additional Securities under the Indenture in unlimited amounts having the same terms as the Notes other than the date of original issuance and the first Interest Payment Date applicable thereto, and such Securities shall be treated as a single series with the Notes for all purposes under the Indenture.

This Note shall constitute part of the Company’s unsecured and unsubordinated obligations and shall rank equally in right of payment with all of the Company’s other existing and future unsecured and unsubordinated indebtedness. This Note shall be issuable in fully registered form only, in minimum denominations of two thousand Dollars ($2,000) and any integral multiples of one thousand Dollars ($1,000) in excess of that amount.

In case an Event of Default shall have occurred and be continuing with respect to this Note, the principal hereof may be declared due and payable, and upon such declaration shall become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture. The Indenture permits the Holders of at least a majority in aggregate principal amount of the Notes at the time outstanding to, on behalf of the Holders of all of the Notes and in the manner and subject to the provisions of the Indenture, waive certain past defaults and rescind and annul such past declarations and their consequences under the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with consent of the Holders of not less than a majority of the aggregate principal amount of the Notes at the time outstanding, evidenced as provided in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture with respect to the Notes or of modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity, or the earlier optional date of maturity, if any, of any Note, or reduce the principal amount thereof or the premium thereon, if any, or reduce the rate or extend the time of payment of interest, if any, thereon or make the principal thereof or premium, if any, or interest, if any, thereon payable in any currency other than as provided pursuant to the Indenture or this Note, without the consent of the Holders of each Note so affected; or (ii) reduce the aforesaid percentage of the Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of all Notes then outstanding.

The Notes shall not be entitled to the benefit of any mandatory redemption, sinking fund or analogous provisions.

Upon such notice as specified below and in accordance with the Indenture and the terms of this Note, the Notes are subject to redemption at the election of the Company, in whole or in part, at any time and from time to time, on a date fixed for redemption (a “Redemption Date”) prior to the Par Call Date and at a “redemption price” (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the Redemption Date (assuming the Notes to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 15 basis points, less (b) interest accrued to the Redemption Date, and

(2) 100% of the principal amount of the Notes to be redeemed on such Redemption Date,

plus, in each case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

In addition, on or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

“Par Call Date” means February 14, 2054.

“Treasury Rate” means, with respect to any Redemption Date prior to the Par Call Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third business day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on each Interest Payment Date falling on or prior to a Redemption Date shall be payable on such Interest Payment Date to the Holder(s) as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date.

Notice of any redemption will be mailed (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed. Each notice of redemption shall (i) specify the Redemption Date and the redemption price at which the Notes are to be redeemed, (ii) state the applicable conditions precedent to such redemption, if any, as described below, and (iii) state that payment of the redemption price of the Notes to be redeemed, together with interest accrued thereon to the Redemption Date (except that if such Redemption Date is an Interest Payment Date, such interest due on such date shall be payable to the Holder on the Regular Record Date for such Interest Payment Date), shall be made at the office or agency to be maintained by the Company in accordance with Section 5.02 of the Indenture (or, if desired by the Company, at the principal office of the Trustee) upon presentation and surrender of such Notes and that from and after said date any interest thereon shall cease to accrue.

Any notice of redemption may, at the Company’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption shall describe each such condition and, if applicable, shall state that, at the Company’s discretion, the Redemption Date may be delayed until such time (including more than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied (or waived by the Company in its sole discretion), or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the Redemption Date, or by the Redemption Date so delayed. If any such redemption has been rescinded or delayed, the Company shall provide written notice to the Trustee prior to the close of business two Business Days prior to the Redemption Date and shall deliver a written request to the Trustee to promptly provide such notice to each Holder, and, upon receipt, the Trustee shall provide such notice to each Holder. Subject to any delay in the Redemption Date or rescission of the notice of redemption as described above, once notice of redemption is mailed, the Notes called for redemption shall become due and payable on the applicable Redemption Date at the applicable redemption price.

If fewer than all of the Notes are to be redeemed, selection of the Notes to be redeemed shall be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less shall be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note shall state the portion of the principal amount of the Note to be redeemed. Except in the case of Global Securities, a new Note in a principal amount equal to the unredeemed portion of the Note shall be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. Notwithstanding the foregoing, for so long as the Notes are held by the Depositary, the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary. Before any Redemption Date, the Company shall deposit with a Paying Agent (or the Trustee) money sufficient to pay the redemption price of the Notes to be redeemed on such date.

Unless the Company defaults in payment of the redemption price therefor, on and after the Redemption Date, interest shall cease to accrue on the Notes or any portions of the Notes called for redemption. The Notes are subject to the defeasance provisions set forth in Section 12.02 of the Indenture.

The Company shall not pay any additional amounts on any of the Notes to any person, including any Holder who is not a United States person in respect of any tax, assessment or governmental charge withheld or deducted.

No reference herein to the Indenture and no provision of this Note or of the Indenture or of any Board Resolution shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the times and places and at the rate and in the coin and currency herein prescribed.

This Note is transferable by the Holder hereof in person or by his or her attorney duly authorized in writing on the books of the Company at the office or agency to be maintained by the Company for that purpose in the City of New York, but only in the manner, subject to the limitations and upon payment of any tax or governmental charge for which the Company may require reimbursement as provided in the Indenture, and upon surrender and cancellation of this Note. Upon any registration of transfer, a new registered Note or Notes, of authorized denomination or authorized denominations and like tenor and terms, and in the same aggregate principal amount, shall be issued to the transferee in exchange therefor.

The Company, the Trustee, any Paying Agent and any Security Registrar may deem and treat the Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notations of ownership or other writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon as herein provided and for all other purposes, and none of the Company, the Trustee, any Paying Agent or any Security Registrar shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or premium, if any, or interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any supplemental indenture thereto or any Board Resolution, against any Person other than the Company or against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or any other Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance of this Note, expressly waived and released.

This Note shall be governed by and construed in accordance with the laws of the State of New York.

ANNEX A-5

FORM OF 5.200% NOTE DUE 2064

ELI LILLY AND COMPANY

Form of 5.200% Note due 2064

Certificate No. [*]	CUSIP No. 532457 CT3

Registered Global Security	ISIN No. US532457CT39

UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF [*] OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO [*], ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, [*], HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC, OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC, OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

ELI LILLY AND COMPANY, an Indiana corporation (the “Company,” which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to [*], or its registered assigns, the principal amount of [*] Dollars ($[*]) on August 14, 2064 (the “Stated Maturity Date”), unless redeemed on any Redemption Date (as defined on the reverse hereof) (the Stated Maturity Date or any Redemption Date is referred to herein as the “Maturity Date” with respect to the principal amount repayable on such date), upon surrender of this Note at the office or agency of the Company for such payment in the City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on the outstanding principal amount until the Maturity Date at the rate of 5.200% per annum, in like coin or currency, semi-annually on February 14 and August 14 of each year, commencing on February 14, 2025, until the date on which payment of said principal amount has been made or duly provided for; provided, however, that if this Note is in the form of a Global Security, then payments of principal of or premium, if any, or interest on this Note may be made at the Company’s option by wire transfer of immediately available funds to the account specified by the Depositary for this Note; provided further, that if this Note is not in the form of a Global Security, then payments of principal of and premium, if any, and interest on this Note may be made at the Company’s option by check mailed to the address of the person entitled thereto as such address shall appear in the records of the Security Registrar. Interest on this Note shall accrue on the outstanding principal amount thereof from, and including, the most recent Interest Payment Date to which interest has been paid or provided for or, if no interest has been paid or duly provided for, from, and including, August 14, 2024, in each case to, but excluding, the applicable Interest Payment Date or the Maturity Date, as the case may be. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The interest payable on any Interest Payment Date shall be payable to the person in whose name this Note is registered at the close of business on the February 1 and August 1 (whether or not a Business Day) immediately preceding such Interest Payment Date, except as otherwise provided in the Indenture.

If the Maturity Date or any Interest Payment Date falls on a day that is not a Business Day, principal, premium, if any, and interest, if any, payable with respect to the Maturity Date or such Interest Payment Date, as the case may be, shall be paid on the next succeeding Business Day with the same force and effect as if made on the Maturity Date or such Interest Payment Date, as the case may be, and no additional interest shall accrue on the amount so payable for the period from and after the Maturity Date or such Interest Payment Date, as the case may be, to the next succeeding Business Day. As used herein, “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in the City of New York.

This Note is issued pursuant to, and shall be governed by, that certain Indenture (the “Indenture”), dated as of February 1, 1991, between the Company and Deutsche Bank Trust Company Americas (as successor to Citibank, N.A.), as trustee (the “Trustee”). Capitalized terms used in this Note without definition shall have the respective meanings ascribed to them in the Indenture.

The provisions of this Note are continued on the reverse hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by the manual signature of one of its authorized officers, this Note shall not be entitled to the benefit under the Indenture or be valid or obligatory for any purpose.

[This Space Intentionally Left Blank]

In witness whereof, Eli Lilly and Company has caused this instrument to be duly signed.

ELI LILLY AND COMPANY

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Global Note]

This is one of the Securities of the series designated therein issued under the within-mentioned Indenture.

Dated: August  , 2024

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Officer

By:
Authorized Officer

[Signature Page to Global Note]

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of a series of debt securities (the “Securities”) of the Company, designated as its 5.200% Notes due 2064 (the “Notes”). The Securities, including the Notes, are all issued or to be issued under and pursuant to the Indenture, to which Indenture, and all Board Resolutions and Officers’ Certificates as provided therein, reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes are initially limited to seven hundred and fifty million Dollars ($750,000,000) in aggregate principal amount; provided, however, that the Company may at any time issue additional Securities under the Indenture in unlimited amounts having the same terms as the Notes other than the date of original issuance and the first Interest Payment Date applicable thereto, and such Securities shall be treated as a single series with the Notes for all purposes under the Indenture.

This Note shall constitute part of the Company’s unsecured and unsubordinated obligations and shall rank equally in right of payment with all of the Company’s other existing and future unsecured and unsubordinated indebtedness. This Note shall be issuable in fully registered form only, in minimum denominations of two thousand Dollars ($2,000) and any integral multiples of one thousand Dollars ($1,000) in excess of that amount.

In case an Event of Default shall have occurred and be continuing with respect to this Note, the principal hereof may be declared due and payable, and upon such declaration shall become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture. The Indenture permits the Holders of at least a majority in aggregate principal amount of the Notes at the time outstanding to, on behalf of the Holders of all of the Notes and in the manner and subject to the provisions of the Indenture, waive certain past defaults and rescind and annul such past declarations and their consequences under the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with consent of the Holders of not less than a majority of the aggregate principal amount of the Notes at the time outstanding, evidenced as provided in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture with respect to the Notes or of modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity, or the earlier optional date of maturity, if any, of any Note, or reduce the principal amount thereof or the premium thereon, if any, or reduce the rate or extend the time of payment of interest, if any, thereon or make the principal thereof or premium, if any, or interest, if any, thereon payable in any currency other than as provided pursuant to the Indenture or this Note, without the consent of the Holders of each Note so affected; or (ii) reduce the aforesaid percentage of the Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of all Notes then outstanding.

The Notes shall not be entitled to the benefit of any mandatory redemption, sinking fund or analogous provisions.

Upon such notice as specified below and in accordance with the Indenture and the terms of this Note, the Notes are subject to redemption at the election of the Company, in whole or in part, at any time and from time to time, on a date fixed for redemption (a “Redemption Date”) prior to the Par Call Date and at a “redemption price” (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the Redemption Date (assuming the Notes to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 15 basis points, less (b) interest accrued to the Redemption Date, and

(2) 100% of the principal amount of the Notes to be redeemed on such Redemption Date,

plus, in each case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

In addition, on or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

“Par Call Date” means February 14, 2064.

“Treasury Rate” means, with respect to any Redemption Date prior to the Par Call Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third business day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on each Interest Payment Date falling on or prior to a Redemption Date shall be payable on such Interest Payment Date to the Holder(s) as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date.

Notice of any redemption will be mailed (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed. Each notice of redemption shall (i) specify the Redemption Date and the redemption price at which the Notes are to be redeemed, (ii) state the applicable conditions precedent to such redemption, if any, as described below, and (iii) state that payment of the redemption price of the Notes to be redeemed, together with interest accrued thereon to the Redemption Date (except that if such Redemption Date is an Interest Payment Date, such interest due on such date shall be payable to the Holder on the Regular Record Date for such Interest Payment Date), shall be made at the office or agency to be maintained by the Company in accordance with Section 5.02 of the Indenture (or, if desired by the Company, at the principal office of the Trustee) upon presentation and surrender of such Notes and that from and after said date any interest thereon shall cease to accrue.

Any notice of redemption may, at the Company’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption shall describe each such condition and, if applicable, shall state that, at the Company’s discretion, the Redemption Date may be delayed until such time (including more than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied (or waived by the Company in its sole discretion), or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the Redemption Date, or by the Redemption Date so delayed. If any such redemption has been rescinded or delayed, the Company shall provide written notice to the Trustee prior to the close of business two Business Days prior to the Redemption Date and shall deliver a written request to the Trustee to promptly provide such notice to each Holder, and, upon receipt, the Trustee shall provide such notice to each Holder. Subject to any delay in the Redemption Date or rescission of the notice of redemption as described above, once notice of redemption is mailed, the Notes called for redemption shall become due and payable on the applicable Redemption Date at the applicable redemption price.

If fewer than all of the Notes are to be redeemed, selection of the Notes to be redeemed shall be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less shall be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note shall state the portion of the principal amount of the Note to be redeemed. Except in the case of Global Securities, a new Note in a principal amount equal to the unredeemed portion of the Note shall be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. Notwithstanding the foregoing, for so long as the Notes are held by the Depositary, the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary. Before any Redemption Date, the Company shall deposit with a Paying Agent (or the Trustee) money sufficient to pay the redemption price of the Notes to be redeemed on such date.

Unless the Company defaults in payment of the redemption price therefor, on and after the Redemption Date, interest shall cease to accrue on the Notes or any portions of the Notes called for redemption. The Notes are subject to the defeasance provisions set forth in Section 12.02 of the Indenture.

The Company shall not pay any additional amounts on any of the Notes to any person, including any Holder who is not a United States person in respect of any tax, assessment or governmental charge withheld or deducted.

No reference herein to the Indenture and no provision of this Note or of the Indenture or of any Board Resolution shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the times and places and at the rate and in the coin and currency herein prescribed.

This Note is transferable by the Holder hereof in person or by his or her attorney duly authorized in writing on the books of the Company at the office or agency to be maintained by the Company for that purpose in the City of New York, but only in the manner, subject to the limitations and upon payment of any tax or governmental charge for which the Company may require reimbursement as provided in the Indenture, and upon surrender and cancellation of this Note. Upon any registration of transfer, a new registered Note or Notes, of authorized denomination or authorized denominations and like tenor and terms, and in the same aggregate principal amount, shall be issued to the transferee in exchange therefor.

The Company, the Trustee, any Paying Agent and any Security Registrar may deem and treat the Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notations of ownership or other writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon as herein provided and for all other purposes, and none of the Company, the Trustee, any Paying Agent or any Security Registrar shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or premium, if any, or interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any supplemental indenture thereto or any Board Resolution, against any Person other than the Company or against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or any other Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance of this Note, expressly waived and released.

This Note shall be governed by and construed in accordance with the laws of the State of New York.